EXHIBIT 99.2
90-92 Main Street, P.O. Box 58
Wellsboro, PA   16901
Phone: (570) 724-3411     Fax: (570) 723-8097
E-Mail: cnemail@cnbankpa.com     Web Page: http://www.cnbankpa.com
Stock Symbol: CZNC
Chartered 1864
Member
FEDERAL DEPOSIT INSURANCE CORP

December 31, 2009	QUARTERLY REPORT

Dear Shareholder:

I am pleased to report net income of $4.2 million for the fourth quarter of 2009, or 95% higher than the fourth quarter of 2008.  Net income for 2009 is a net loss of $40.8 million compared to 2008 net income of $10.1 million.  As previously reported, 2009 net income was adversely effected by other-than-temporary impairment (OTTI) charges on available-for-sale securities.

Earnings per share were 42 cents for the fourth quarter and the Board of Directors has declared an 8 cents per share cash dividend for shareholders of record on February 1, 2010 and payable February 12, 2010.

While many financial institutions have failed to raise capital in a tough equity market, Citizens & Northern Corporation completed a successful common stock offering during the fourth quarter that raised $21.4 million net of fees.

Craig G. Litchfield, chairman, president and chief executive officer retired December 31, 2009 after 37 years of loyal and dedicated service to Citizens & Northern Bank.  We wish Craig the best as he enters retirement.

It is the support from each of you and the dedication of our employees that caused us to grow deposits and realize solid core earnings during the past year. For this we are very grateful and assure you that Citizens & Northern Corporation will leave this recessionary economic cycle as the financial institution you have been proud of and loyal to for generations.

I am encouraged by our fourth quarter results and solicit your support as we strive to enhance shareholder value.

Charles H. Updegraff, Jr.
President and
Chief Executive Officer

CITIZENS & NORTHERN CORPORATION
BOARD OF DIRECTORS

Craig G. Litchfield    Chairman of the Board

Dennis F. Beardslee	Raymond R. Mattie
Jan E. Fisher	Edward H. Owlett, III
R. Bruce Haner	Leonard Simpson
Susan E. Hartley	James E. Towner
Leo F. Lambert	Ann M. Tyler
Edward L. Learn	Charles H. Updegraff, Jr.

DIRECTORS EMERITI
R. Robert DeCamp	Karl W. Kroeck

  CITIZENS & NORTHERN BANK
  OFFICES

428 S. Main Street, ATHENS, PA 18810	570-888-2291
10 N Main Street, COUDERSPORT, PA 16915	814-274-9150
111 Main Street, DUSHORE, PA 18614	570-928-8124
Main Street, EAST SMITHFIELD, PA 18817	570-596-3131
104 Main Street, ELKLAND, PA 16920	814-258-5111
135 East Fourth Street, EMPORIUM, PA 15834	814-486-1112
230-232 Railroad Street, JERSEY SHORE, PA 17740	570-398-4555
102 E. Main Street, KNOXVILLE, PA 16928	814-326-4151
514 Main Street, LAPORTE, PA 18626	570-946-4011
4534 Williamson Trail LIBERTY, PA 16930	570-324-2331
1085 S. Main Street, MANSFIELD, PA 16933	570-662-1111
RR 2 Box 3036, MONROETON, PA 18832	570-265-2157
3461 Rte.405 Highway, MUNCY, PA 17756	570-546-6666
100 Maple Street, PORT ALLEGANY, PA 16743	814-642-2571
Thompson Street, RALSTON, PA 17763	570-995-5421
1827 Elmira Street, SAYRE, PA 18840	570-888-2220
2 E. Mountain Ave., SO. WILLIAMSPORT, PA 17702	570-601-3016
41 Main Street, TIOGA, PA 16946	570-835-5236
428 Main Street, TOWANDA, PA18848	570-265-6171
Court House Square, TROY, PA 16947	570-297-2159
90-92 Main Street, WELLSBORO, PA 16901	570-724-3411
130 Court Street, WILLIAMSPORT, PA 17701	570-320-0100
1510 Dewey Ave., WILLIAMSPORT, PA 17702	570-323-9305
Route 6, WYSOX, PA 18854	570-265-9148

  TRUST & FINANCIAL MANAGEMENT GROUP

90-92 Main Street, Wellsboro, PA 16901	800-487-8784
428 Main Street, Towanda, PA 18848	888-987-8784
1827 Elmira Street, Sayre, PA 18840	888-760-8192
130 Court Street, Williamsport, PA 17701	570-601-6000
10 N Main Street, Coudersport, PA 16915	800-921-9150
135 East Fourth Street, Emporium, PA 15834	814-486-1112
ACCOUNT SERVICES - 90-92 Main St., Wellsboro, PA 16901
BANKCARD SERVICES - 10 Nichols St., Wellsboro PA 16901	800-577-8001
ELECTRONIC BANKING – 10 Nichols St., Wellsboro, PA 16901 www.cnbankpa.com	800-577-9397
C&N FINANCIAL SERVICES CORPORATION – 90-92 Main Street, Wellsboro, PA www.cnfinancialservices.com	866-ASK-CNFS

FIRST STATE BANK
OFFICES

3 Main Street, CANISTEO, NY 14823	607-698-4295
6250 County Route 64, HORNELL, NY 14843	607-324-4081
www.fsbcanisteo.com

CONDENSED, CONSOLIDATED EARNINGS INFORMATION
(In Thousands, Except Per Share Data) (Unaudited)
	4TH	3RD	4TH	YEAR ENDED
	QUARTER	QUARTER	QUARTER	DECEMBER
	2009	2009	2008	2009	2008
	(Current)	(Prior Qtr)	(Prior Yr)	(Current)	(Prior Yr)
Interest and Dividend Income	$16,256	$16,808	$18,589	$67,976	$74,237
Interest Expense	5,670	6,016	7,195	24,456	31,049
Interest Margin	10,586	10,792	11,394	43,520	43,188
Provision for Loan Losses	126	634	240	680	909
Interest Margin After Provision for Loan Losses	10,460	10,158	11,154	42,840	42,279
Other Income	3,566	3,282	3,179	12,669	12,883
Net Losses on Available-for-sale Securities	(318)	(47,848)	(3,878)	(83,840)	(9,338)
Other Expenses	7,586	8,277	7,989	33,659	33,446
Income (Loss) Before Income Tax Provision (Credit)	6,122	(42,685)	2,466	(61,990)	12,378
Income Tax Provision (Credit)	1,507	(14,491)	288	(22,655)	2,319
Net Income (Loss)	4,615	(28,194)	2,178	(39,335)	10,059
U.S. Treasury Preferred Dividends	373	373	-	1,428	-

Net Income (Loss) Available to Common Shareholders	$4,242	$(28,567)	$2,178	$(40,763)	$10,059

Adjustments to Calculate Core Earnings (a):
Net Income (Loss)	$4,615	$(28,194)	$2,178	$(39,335)	$10,059
Add: OTTI Losses	956	47,947	3,921	85,363	10,088
Less: Realized gains on assets previously written down	(947)	(70)	(31)	(1,308)	(31)
Less: Income Tax (b)	(516)	(15,392)	(1,323)	(28,206)	(3,419)
Core Earnings (a)	$4,108	$4,291	$4,745	$16,514	$16,697
Core Earnings Available to Common Shareholders (a)	$3,735	$3,918	$4,745	$15,086	$16,697

PER COMMON SHARE DATA:
Net Income (Loss) - Basic	$0.42	$(3.17)	$0.24	$(4.40)	$1.12
Net Income (Loss) - Diluted	$0.42	$(3.17)	$0.24	$(4.40)	$1.12
Dividend Per Share	$0.00	$0.24	$0.24	$0.72	$0.96
Number Shares Used in Computation - Basic	10,141,903	9,005,850	8,951,596	9,271,869	8,961,805
Number Shares Used in Computation - Diluted	10,141,903	9,005,850	8,977,432	9,271,869	8,983,300
Number Shares Used in Computation - Diluted - for
Ratios Based on Core Earnings (a)	10,141,903	9,023,370	8,977,432	9,272,489	8,983,300

CONDENSED, CONSOLIDATED BALANCE SHEET DATA
(In Thousands, Except Per Share Data) (Unaudited)
	DEC. 31,	SEPT. 30,	DEC. 31,
	2009	2009	2008
ASSETS
Cash & Due from Banks	$92,065	$47,967	$24,028
Trading Securities	1,045	-	2,306
Available-for-sale Securities	396,288	399,112	419,688
Loans, Net	713,338	720,291	735,687
Intangible Assets	12,444	12,525	12,840
Other Assets	106,985	103,483	87,088
TOTAL ASSETS	$1,322,165	$1,283,378	$1,281,637

LIABILITIES
Deposits	$926,789	$896,866	$864,057
Repo Sweep Accounts	34,229	34,236	38,047
Total Deposits and Repo Sweeps	961,018	931,102	902,104
Borrowed Funds	201,242	215,268	247,426
Other Liabilities	7,495	10,955	10,081
TOTAL LIABILITIES	1,169,755	1,157,325	1,159,611

SHAREHOLDERS' EQUITY
Preferred Stock	25,749	25,706	-
Common Shareholders' Equity, Excluding Accumulated
Other Comprehensive Income (Loss)	127,552	100,290	145,240
Accumulated Other Comprehensive Income (Loss):
Net Unrealized Gains/Losses on
Available-for-sale Securities	(522)	403	(23,120)
Defined Benefit Plans	(369)	(346)	(94)
TOTAL SHAREHOLDERS' EQUITY	152,410	126,053	122,026
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$1,322,165	$1,283,378	$1,281,637

CONDENSED, CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)
	YEAR ENDED		%
	DECEMBER 31,		INCREASE
	2009	2008	(DECREASE)
EARNINGS PERFORMANCE
Net (Loss) Income	$(39,335)	$10,059	-491.04%
Return on Average Assets	-3.02%	0.79%	-482.28%
Return on Average Equity	-27.36%	7.69%	-455.79%
Core Earnings (a)	$16,514	$16,697	-1.10%
Core Earnings/Average Assets (a)	1.27%	1.30%	-2.31%
Core Earnings/Average Equity (a)	11.49%	12.77%	-10.02%
BALANCE SHEET HIGHLIGHTS
Total Assets	$1,322,165	$1,281,637	3.16%
Available-for-Sale Securities	396,288	419,688	-5.58%
Loans (Net)	713,338	735,687	-3.04%
Allowance for Loan Losses	8,265	7,857	5.19%
Deposits and Repo Sweep Accounts	961,018	902,104	6.53%
Trust Assets Under Management	605,062	550,496	9.91%
SHAREHOLDERS' VALUE
(PER COMMON SHARE)
Net Income - Basic	$(4.40)	$1.12	-492.86%
Net Income - Diluted	$(4.40)	$1.12	-492.86%
Core Earnings - Basic (a)	$1.63	$1.86	-12.37%
Core Earnings - Diluted (a)	$1.63	$1.86	-12.37%
Dividends	$0.72	$0.96	-25.00%
Common Book Value	$10.46	$13.66	-23.43%
Tangible Common Book Value	$9.43	$12.22	-22.83%
Market Value (Last Trade)	$9.54	$19.75	-51.70%
Market Value / Common Book Value	91.20%	144.58%	-36.92%
Market Value / Tangible Common Book Value	101.17%	161.62%	-37.40%
Price Earnings Multiple	NM	17.63	NM
Dividend Yield	7.55%	4.86%	55.35%
SAFETY AND SOUNDNESS
Tangible Common Equity / Tangible Assets	8.72%	8.61%	1.28%
Nonperforming Assets / Total Assets	0.76%	0.69%	10.65%
Allowance for Loan Losses / Total Loans	1.15%	1.06%	8.49%
Risk Based Capital Ratio	17.46%	14.84%	17.65%
AVERAGE BALANCES
Average Assets	$1,300,552	$1,280,924	1.53%
Average Equity	143,747	130,790	9.91%

NM - Not meaningful

(a) Core Earnings is an earnings performance measurement which management has defined to exclude other-than-temporary impairment (OTTI) losses on available-for-sale securities and realized gains on securities for which OTTI has previously been recognized.  Core Earnings is a performance measurement that is not based on U.S. generally accepted accounting principles (GAAP).  Management believes Core Earnings information is meaningful for evaluating the Corporation's operating performance, because it excludes some of the impact of market volatility as it relates to investments in pooled trust-preferred securities and other securities.  The disclosure of Core Earnings should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.  This table includes a reconciliation of Core Earnings to net (loss) income, the most directly comparable GAAP financial measure.

(b) Income tax has been allocated to non-core gains and losses at 34%, adjusted for a valuation allowance on deferred tax assets associated with losses from securities classified as capital assets for federal income tax reporting purposes.  A valuation allowance of $886,000 was recorded in the third quarter 2009, and was reduced to $373,000 in the fourth quarter 2009.